Exhibit 99.1

Investor Presentation NASDAQ: QUBT May 2026

2 This presentation contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of QCi and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. QCi undertakes no obligation to update or revise forward-looking statements to reflect changed conditions. Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," "aim to," or variations of these or similar words, identify forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in QCi's Annual Report on Form 10-K and other factors as may periodically be described in QCi's filings with the U.S. Securities and Exchange Commission. Forward Looking Statements © Quantum Computing Inc.

3 Pioneering products to put quantum in the hands of everyone © Quantum Computing Inc.

Market Size in 2025 $17.36B Expected CAGR 2026- 2034 20.8% Expected Market Size in 2034 $86.44B 4 QCi is a leading nonlinear quantum optics and integrated photonics public company and among the first to introduce nonlinear nanophotonics products to market Global Photonic Integrated Circuit (PIC) Market1 1. Fortune Business Insights, March 2026 © Quantum Computing Inc.

5 Why photons? As the demand for faster and more efficient data processing grows, photonics will be a critical component of future technological advancements © Quantum Computing Inc. Low energy consumption High-bandwidth & fast processing Precision & sensing Miniaturization & scalability Data over distances All At Room Temperature Photonics enables the mass production of quantum hardware by adapting standard semiconductor foundry processes

We are leaders in integrated quantum and photonic systems System level solutions Turn-key solution provider based on various technology verticals Our advantage Chips TFLN · InP · GaAs · Hybrid Photonics lasers, modulators, detectors, amplifiers, PPLNs, photonic integrated circuits Sub-system level Dirac, Symmetry, Vibrometer, Quantum sensors, Swept lasers Module QRNG, SPDC, single mode and pump lasers, tunable lasers and photodetectors, integrated photonic modules Services Foundry (TFLN), Private label photonics and OEM manufacturing, Custom design, R&D, NRE. © Quantum Computing Inc. 6 • Size, Weight, Power, and Cost (SWaP-C) • Multi-material photonics platforms (TFLN + III-V) • In-house thin-film lithium niobate foundry • Positioned for adoption across defense, telecom, sensing, finance, and AI

Recent milestones and operational focus

$1.64B

Raised Since Nov. 2024

Significant capital commitments from institutional investors underscore confidence in QCi's technology roadmap, manufacturing strategy, and long-term growth vision

- Deepening **commercial and government relationships**
- **Acquired Luminar Semiconductor,** representing a significant milestone in our strategy to build a vertically integrated, product-driven photonics and quantum technology platform
- **Acquired NuCrypt,** helping to establish quantum communications as an important commercialization vertical within our broader quantum technology strategy
- Announced that NeuraWave, our recently debuted **next-generation photonic reservoir computing platform, is now deployment-ready**
- **Placed a Dirac-3 quantum optimization machine on Quantum Corridor's network,** a multi-state quantum-safe commercial communication network in North America
- **Ramping up small-batch manufacturing at our Quantum Photonic Chip Foundry** while commencing planning for Fab 2, a second, larger facility designed to support higher-volume production in the coming years
- Investing in **top talent across engineering, research and production** to support growth and execution

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© Quantum Computing Inc.

Acquired Capabilities Across Four Subsidiaries

QCi

Freedom Photonics

Location
Santa Barbara, CA

Facility:

- >21,000 sq. ft. internal leading-edge R&D and manufacturing facility
- ISO9001 Certified

Capabilities:

- Provides unique photonic components, modules and subsystems:
- Recognized for world-class semiconductor laser technology
- ~25 patents issued/pending

EM4

Location
Bedford, MA

Facility:

- 19,332 sq. ft facility, ISO 9001:2015 certified
- Class 10,000 certified humidity-controlled clean room area with ESD-compliant practices

Capabilities:

- A complete photonic and fiber-optic module and subsystem design & manufacturing solutions provider
- Major supplier to the US ITAR programs and European Defense/ Space markets

Optogration

Location
Boston, MA and Princeton, NJ

Facilities:

- 23,600 sq. ft
- Wafer fab in Boston
- Design, assembly, testing, and low-volume component production in Princeton

Capabilities:

- High-performance SWIR photodetector technology
- Broad InP detector and integration technology
- Strong focus on avalanche photodiodes (APDs)
- Robust existing business in detector bare die

NuCrypt

Location
Park Ridge, IL

Facility:

- 1,700 sq. ft (+3,200) R&D and engineering site focused on photonics and quantum communications
- Supports prototyping, integration, and customer-facing development

Capabilities:

- Quantum optical systems
- Advanced photonic/laser technologies for lab and OEM applications
- Secure communications
- Integrated system design across optics, electronics, and quantum tech

© Quantum Computing Inc.

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What differentiates QCi's Technology

Quantum That Works. Today. *Commercial. Scalable. Available.*

Nonlinear Nanophotonics

- Enable efficient and practical information processing overcoming inherent limitations of electronics
- Key essential ingredient for scalable quantum computing at room temperature
- Efficient and fast AI/ML architectures using hybrid digital-photonic neural networks
- Proprietary technology: single-photon nonlinearity; quantum Zeno gates and open system QIS

HD Time Freq. QIS

- Essential for building scalable systems and extending information capacity beyond geometric constraints that plague most of our competitors
- Robust and stable device for plug-n-play deployment
- Significantly enhances range, accuracy, and sensitivity in remote sensing
- Enables high-speed quantum communication & robust quantum cybersecurity solutions

TFLN PICs

- Ideal material to for hosting quantum photonics: transparent, CMOS compatible, manufacturable, highly nonlinear, efficient EO, and low noise
- Our own TFLN fab allows to quickly iterate prototypes, generate IP, and afford a mechanism for safeguarding our competitive advantage
- High external demand

Pioneering Photonics

- Decades of tech innovation in laser and detection industry
- Leading engineering and manufacturing in optical packaging and testing
- Pioneering commercialization in quantum communication



© 2018-2025 Quantum Computing Inc.

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• Quantum optimization machines for binary and integer optimization • Reservoir computers for directed AI • Server compatible room temperature operation • Ultra low power • Comprehensive roadmap to scalability • Single and few photon sensing and imaging capability • Proprietary methods to extract phase information from light using temporal gating and quantum mode projection • Variety of civilian and defense applications • Quantum authentication hardware • Quantum random number generation hardware • Discrete components for the quantum internet Core technology platforms 10 High Performance Computing Sensing and Imaging Secure Communications Dirac-3 Entropy quantum computer © Quantum Computing Inc. Remote Sensing Platform LiDAR-based applications Quantum Secure Solution Cybersecurity and authentication

11 © 2018-2025 Quantum Computing Inc. Solving real world problems with one quantum solution Our technology and products show promise for applications across multiple verticals and cross-cutting domains Healthcare Financial Services Supply Chain Energy Management Molecular Modeling Autonomous Vehicle Defense

Thin film lithium niobate (TFLN) chips for photonic interconnects, optical information processing, and quantum devices. Foundry services Passive devices (Microring filters, buffers, etc.) Linear devices (EOMs, switches, Interferometer) Non-linear devices (PPLN waveguides and microrings) Low loss TFLN photonic integrated circuits WHAT WE MAKE APPLICATIONS A novel material that we believe will become "the silicon of the future" © Quantum Computing Inc. 12

13 Foundry Services © Quantum Computing Inc. QCi Foundry is a dedicated TFLN foundry aimed at offering design, prototyping, and packaging services to those who have outgrown a lab-fab but are not yet manufacturing at large scale. Capabilities: • Full suite of nanofabrication and inspection tools • Multiphysics simulation • In-house design services • Dicing and prototype packaging

14 Early mover advantage in TFLN The fab enables components and integrated circuits for electro-optic modulators, frequency converters & photonic integrated circuits (PICs) First U.S.-Based TFLN Foundry, Opened in Q1 2025 The only U.S. company capable of making nonlinear optical circuits on chip; This unique capability positions QCi to meet the growing demand across AI, sensing, and quantum markets Unmatched Capabilities In-house expertise and manufacturing allows QCi to significantly accelerate the tech R&D and manufacturing engineering circles; QCi is in a "Goldilocks" position to capture and grow significant market share Quick Iteration: Essential to win the race of scalable manufacturing Fab 2 now in early planning, designed to support higher-volume production and extend QCi's long- term manufacturing capacity Fab 2 Planning Initiated © Quantum Computing Inc.

15 © 2018-2024 Quantum Computing Inc. Long-term vision • Co-designed quantum-digital- analog integrated circuits for volume production • In-house nanophotonic chip manufacturing and optical subassembly • OEM of quantum machines and subsystems • Tier 1 manufacturer of quantum chips © Quantum Computing Inc. Miniaturization Photonic circuits integrated into PCIe card Technology Innovation → Volume Production

Vision 2032: Integrating Photonic Chips into Multiple Products Quantum Cyber Module (QCM) • Quantum authentication & encryption, quantum PUF & quantum random number generation • One module, rapidly reconfigurable for multiple utilities Quantum Intelligent Sensing Module (QiSM) • Quantum sensing + data processing onboard • Single photon lidar & vibrometer, quantum enhanced spectroscopy, entanglement enhanced/noise resilient sensing Quantum Processing Unit (QPU) • NP-hard problem solver for optimization, simulation & differential equations • Quantum open systems, gate based Photonic Intelligent Unit (PIU) • Intense computation offload (nonlinear kernel, extreme parallelism, spiking NN); direct optical signal processing • Reconfigurable, analog, hybrid, superior to GPU and DSP 16 © Quantum Computing Inc.

17 Our partners We are proud to work with a growing number of government agencies, scientific institutions and industry leaders as we advance our hardware solutions from conception to deployment © Quantum Computing Inc. NASA

Partnership spotlight

QCi

NASA

QCi continues to support NASA's goal of lowering the cost of spaceborne missions and to obtain more precise data to better understand the effects of global warming.

Engagement: Awarded 7 Grants

1. Lidar snow depth evaluation
2. Solar background noise reduction
3. Accurate measurement of air particulates
4. Solar noise removal from spectral mapping in lower earth orbit
5. Cost-efficient quantum enhancement of atmospheric lidar imaging
6. Quantum-enabled phase unwrapping of interferometric radar data using Dirac-3
7. Solar noise reduction in spaceborne lidar data using Dirac-3

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© Quantum Computing Inc.

From innovation to scale Where we started Innovation in non-linear optics and quantum optimization LSI and NuCrypt join QCi Able to provide short-term value through foundry services, and to build the components necessary for scalable quantum technology Where we are going Quantum into the hands of a billion people operational scale Time

Next steps 20 • Scale our team to accelerate execution • Advance R&D for miniaturization, energy efficiency, and next-generation integrated photonics • Continue expanding Dirac-3 cloud availability to support researchers, developers, and enterprise users • Convert a growing pipeline of commercial and government engagements into recurring revenue • Strengthen fabrication capabilities by refining Fab 1 operations and advancing planning for Fab 2 • Deploy capital to drive both organic growth and targeted inorganic opportunities (M&A) that enhance our roadmap © Quantum Computing Inc.

Princeton, NJ - Design - Assembly - Testing - Production Our team QCi is made up of over 200 employees across 8 sites in 6 states. Hoboken, NJ - Hardware Design - R&D - Testing Arlington, VA - Finance - Legal - HR Tempe, AZ - TFLN Foundry - PIC Manufacturing - Packaging and Assembly © Quantum Computing Inc. EM4 LLC Bedford, MA Freedom Photonics Santa Barbara, CA Optogration Wilmington, MA NuCrypt Park Ridge, IL QCi Subsidiaries

22 Yuping Huang, PhD Chief Executive Officer Yuping is the Chairman and CEO of QCi, as well as the founding director of the Center for Quantum Science and Engineering and a physics professor at Stevens Institute of Technology. With over 20 years of pioneering work in quantum physics and ~$30M in funded research, he has led major programs across DARPA, NSF, NASA, and the Department of Defense. Prior to QCi, he founded QPhoton to commercialize practical quantum technologies for data, cybersecurity, sensing, and healthcare. Leadership Christopher Roberts Chief Financial Officer Christopher is QCi's CFO and General Counsel, with nearly four decades of experience across corporate finance, government contracting, and executive leadership in both public and private companies. His career includes CFO roles at organizations later acquired by Lockheed Martin, Kratos, and General Dynamics, as well as earlier legal practice in New York. He holds a JD from the University of Virginia and both engineering and MBA degrees from MIT, and has published widely on antitrust, IP, and technology policy. © Quantum Computing Inc.

23 Yong Meng Sua, PhD Chief Technology Officer Yong Meng is QCi's Chief Technology Officer and a Research Assistant Professor of Physics at Stevens Institute of Technology. A quantum physicist with expertise in quantum information processing, integrated photonics, and remote sensing, he has authored 90+ peer-reviewed publications and co- authored 8 patents, three of which are licensed for commercialization. He previously served as Chief Scientific Officer at QPhoton and has led federally and industry-funded research programs with NSF, NASA, Brookhaven National Lab, Cisco, and Ball Aerospace. Pouya Dianat, PhD Chief Revenue Officer Pouya is QCi's Chief Revenue Officer and brings over 18 years of experience in the photonics industry, including more than a decade in commercializing photonic technologies. He previously led photonic integrated circuit and foundry services at OPTICA and held technical and commercial leadership roles at Nanograss Solar, Princeton Infrared Technologies, Optogration/Luminar, and Drexel University. Pouya holds a PhD in Electrical Engineering from Drexel University and completed a postdoctoral fellowship at Northwestern University. Leadership, cont. Milan Begliarbekov, PhD Chief Operating Officer Milan is QCi's Chief Operating Officer and former Director of the QCi Foundry, where he led the development and commercialization of quantum materials and photonic device technologies. With more than 17 years of experience in nanofabrication and materials science, he previously served as a Research Assistant Professor and Director of the Nanofabrication Facility at CUNY, overseeing one of the region's premier research fabrication centers. He is also deeply committed to STEM education and outreach, having taught and developed numerous courses throughout his career. © Quantum Computing Inc.

24 Investment summary Only pure-play nonlinear quantum optics and integrated photonics public company First nonlinear optics company to introduce products to an emerging, rapidly growing photonics market Strong balance sheet with ~$1.4B in cash & investments to support growth Innovative technology addressing the energy consumption challenges of AI Sustainable roadmap and growth model with two complementary revenue streams Best-in-class use cases in energy, automotive, and financial portfolio optimization © Quantum Computing Inc.

25 Appendix

Dirac-3 Entropy quantum computer •The world's most powerful quantum analog machine •Revolutionary and patented approach using entropy and the quantum vacuum •The first and only system to natively solve integer problems using high- dimensional quantum digits (qudits), each qudit having a dimension of 200 discrete modes Rack mounted & air cooled Power < 80W On-premises installation or web- based access Practical and easily deployable © Quantum Computing Inc. 26

Reservoir Computer Edge computing •The world's first-to- market reservoir computing hardware device for "compute at the edge" efficiency •Superior performance and speed using minimal training data and maximum energy efficiency •Enabling transversal technologies, such as clean energy, mobility, advanced connectivity, applied AI, space technologies, and more... Accelerates machine learning & AI Uses 80-95% less power consumption than traditional computers Seamless Interface with a host ethernet machine Accessible low cost and small size for small businesses © Quantum Computing Inc. 27

Remote Sensing Platform Focusing on LiDAR-based applications •Innovative and cost- effective solution for various remote sensing applications over challenging operational environments, including long distance, low visibility, and interfering backgrounds •Variety of civilian and defense applications Unparalleled detection accuracy at the single photon level High-resolution observations Unmatched speed in data collection and processing. Improved non-destructive evaluation testing © Quantum Computing Inc. 28

Quantum Secure Network Solution Focusing on cybersecurity & quantum authentication •Integrated quantum photonics for secure communications, featuring entangled photon sources, uQRNG, and frequency converters. •Enables QKD, quantum networking, and secure time sync across civilian and defense applications. © Quantum Computing Inc. Quantum networking Enables quantum key distrubtion Foundation for quantum authentication Time synchronization system 29

30 Income Statement © Quantum Computing Inc. Three Months Ended March 31, 2026 2025 Total revenue $ 3,691 $ 39 Cost of revenue 4,412 26 Gross (loss) profit (721) 13 Operating expenses Research and development 6,969 2,985 Sales and marketing 1,597 672 General and administrative 11,263 4,642 Total operating expenses 19,829 8,299 Loss from operations (20,550) (8,286) Non-operating income (expense) Interest and other income 13,495 1,696 Interest expense (171) (58) Change in fair value of derivative liability 3,176 23,630 (Loss) income before income tax provision (4,050) 16,982 Income tax provision - - Net (loss) income (4,050) 16,982 Other comprehensive (loss) income: Unrealized losses on available-for-sale debt securities (3,822) - Total comprehensive (loss) income $ (7,872) $ 16,982 (Loss) earnings per share: Basic $ (0.02) $ 0.13 Diluted $ (0.02) $ 0.11 Weighted average shares used in computing net (loss) income per common share: Basic 223,986 135,217 Diluted 223,986 153,006

31 © Quantum Computing Inc. March 31, 2026 December 31, 2025 Assets Current assets: Cash and cash equivalents $ 257,711 $ 737,880 Accounts receivable, net 4,281 519 Inventory 4,112 352 Short-term investments 728,401 379,421 Accrued interest receivable 5,346 3,634 Prepaid expenses and other current assets 5,225 11,914 Total current assets 1,005,076 1,133,720 Property and equipment, net 16,942 12,971 Operating lease right-of-use assets 5,206 2,353 Intangible assets, net 19,191 6,500 Goodwill 146,511 55,573 Long-term investments 422,818 403,121 Accrued interest receivable - long term 4,517 4,551 Other non-current assets 273 131 Total assets $ 1,620,534 $ 1,618,920 Liabilities and Stockholders' Equity Current liabilities: Accounts payable $ 2,707 $ 778 Accrued expenses 8,342 9,135 Deferred revenue 1,882 395 Other current liabilities 2,144 766 Total current liabilities 15,075 11,074 Derivative liability 4,597 7,773 Operating lease liabilities 3,678 1,808 Total liabilities 23,350 20,655 Commitments and Contingencies (see Note 10) Stockholders' equity: Preferred stock - - Common stock 23 22 Additional paid-in capital 1,823,284 1,816,494 Accumulated deficit (223,206) (219,156) Accumulated other comprehensive (loss) income $ (2,917) $ 905 Total stockholders' equity 1,597,184 1,598,265 Total liabilities and stockholders' equity 1,620,534 1,618,920 Balance Sheet

NASDAQ: QUBT